Project Maple Tree Presentation to the Special Committee February 24, 2007 Exhibit (c)(5)

1 Table of Contents Sections 1. Introduction 2. Offer Overview 3. Financial Analysis 4. Fairness Considerations Appendix 1. Overview of Hub International

Introduction

Introduction
•
This Scotia Capital presentation to the Special Committee (the “Committee”) of the board of directors (the “Board”) of Hub International Limited (“Hub” or the “Company”) will:
Provide an overview of the current proposal (the “Offer”) by Apax Partners LLP (“Apax”) and Morgan
Stanley Principal Investments, Inc. (“Morgan Stanley”) (together, the “Sponsors”) to acquire Hub (the
“Transaction”)
Provide our views with respect to the value of Hub
Provide our views on certain other factors we considered in assessing the fairness, from a financial point of view, of the consideration to be paid to the shareholders of Hub (the “Public Shareholders”)
other than members of the Company’s senior management team who will be rolling-over their interests
•
Scotia Capital’s analysis is for illustrative purposes only, and does not constitute a formal valuation of the Company
Introduction

Offer Overview

Key Terms of the Offer
Offer Overview
•
“Go-shop” provision
22 day initial period to obtain non-binding expressions of interest
Additional 22 days to obtain a binding proposal
•
Fiduciary out for superior proposal
•
Break fee
1.25% of equity value during “Go-shop” period
3.00% of equity value outside of “Go-shop” period
Support Agreement
•
Acquisition of 100% of the outstanding common shares of
the Company
•
All cash
•
$40.00 per Share
Offer
Stated Offer Price
Form of Consideration
Structure
Terms

Assessment of the Offer
Offer Overview
(1) Based on company reports and management projections, includes all outstanding contingency payments.
(2) Estimates from I/B/E/S.
(3) 2006E pro forma run-rate EBITDA and EPS from acquisitions. 2007E EBITDA management projections, adjusted for 2007E related acquisitions.
Implied Capitalization
(US$, million except per share amounts)
Offer Price $40.00
Recent Share Price $34.20
% Premium 17.0%
Basic Shares Outstanding 39.5
Add: In-the-Money Options 1.0
Add: Restricted Share Units 2.0
FD Shares Outstanding 42.5
FD Market Capitalization at Offer Price $1,698.1
Add: Debt $144.6
Add: Contingent Payments (1) $83.3
Less: Cash ($99.2)
Less: Cash from options ($15.7)
Enterprise Value $1,811.2
Implied Values
Financial Overview EBITDA EPS EBITDA EPS
2006E $147.8 $1.56 $160.7 $1.69
2007E $179.2 $1.94 $173.4 $1.85
Multiples Implied by Offer EV/EBITDA P/E EV/EBITDA P/E
2006E 12.3x 25.6x 11.3x 23.6x
2007E 10.1x 20.6x 10.4x 21.7x
December 31, 2006
Street Estimates (2) Management (3)

Financial Analysis

Methodology
•
The subject matter of the Opinion will be valued in accordance with the following:
Fair Market Value: “The monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other and under no compulsion to act”
No downward adjustment to reflect liquidity, the effect of the transaction, or the lack of a controlling interest
•
Several valuation methodologies will be considered in determining a range of fair market values for the Company’s shares
Financial Analysis
•
Relevance varies with the comparability of the target companies, time period and industry dynamics
•
Useful for checking the relevance of DCF results
Medium
Precedent
Transactions
•
Analysis is only as good as the comparables
•
Ability to use relevant universe of pure-play public companies
Low
Publicly-Traded
Comparable
Companies
•
Compares the offer price relative to historical trading levels of the Company’s shares as well as volume weighted cost basis
•
While not a primary valuation methodology, this analysis provides insights into market reaction to the Offer
Medium
Trading
Analysis
High
Relevance
•
Explicitly takes into account the amount, timing and relative certainty of future cash flows for each of Hub’s business segments
•
Ability to account for changing industry dynamics and trends
Preliminary Observations
Discounted
Cash Flow
Valuation
Methodology

Trading Analysis – Historical Share Price
A $40.00 cash offer represents a 17% premium to the recently achieved
52-week high
Hub Trading Analysis
(1)
Financial Analysis
Source: Bloomberg.
(1) VWAP calculated using NYSE volume and price.
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07
Price Offer 52-Week Low 52-Week High 20-Day VWAP 60-Day VWAP
Implied
Premium $40.00
$24.80
$34.20
$33.18
$32.14
$34.20 17.0%
61.3%
17.0%
20.6%
24.4%
52-week High
60-day VWAP
52-week Low
20-day VWAP
Offer Price

Volume (millions)
Cumulative volume (%)

Scotia Capital™

-
1.2
2.7
3.5
9.5
5.3
3.7
- -
0.6
0.0
2.0
4.0
6.0
8.0
10.0
$16.00 -
$18.50
$18.50 -
$21.00
$21.00 -
$23.50
$23.50 -
$26.00
$26.00 -
$28.50
$28.50 -
$31.00
$31.00 -
$33.50
$33.50 -
$36.00
$36.00 -
$38.50
$38.50 -
$41.00
0%
20%
40%
60%
80%
100%
Trading Analysis – Float Turnover
One Turn of Market Float
(1)
July 27, 2005 to February 22, 2007
Float Outstanding
(1)
: 26,480,720
Average Daily Volume (NYSE/TSX): 62,560/4,306
Volume-Weighted Average Close
(2)
:  US$27.48
Number of Days: 396
(1) Float calculated using basic shares outstanding less management and Fairfax ownership. Aggregate of NYSE and TSX volume.
(2) VWAP based on NYSE price and volume.
The Sponsors’ offer represents a premium of approximately 45% to the volume-
weighted average close over the float turnover period
VWAP: $27.48
Current
Price: $34.20
Offer Price: $40.00
Financial Analysis

Publicly Traded Comparable Companies
•
Scotia Capital reviewed a series of publicly traded North American insurance brokers
•
Multiples of publicly traded companies do not represent en bloc value (i.e. control)
•
Hub’s operational performance and financial situation is slightly better than that of peers as acquisitions and margin improvement are forecasted to drive earnings growth that exceeds that of peers
•
Hub’s trading multiples appear lower than North American peers
Based on a selected range of multiples of 8.0x–10.0x and 15.0x-20.0x for EV/EBITDA and P/E respectively, the implied value of Hub would be $27.70-$38.18 per share
(1) 2007E Management projections, adjusted for 2007E related acquisitions.
Financial Analysis
(US$)
Selected Multiples Implied Per Share Value
Low High Low High
EV/2007E EBITDA
(1)
8.0x 10.0x $30.01 $38.18
P/2007E EPS
(1)
15.0x 20.0x $27.70 $36.93

Selected Publicly Traded Comparable Companies
Financial Analysis
(1) Enterprise value includes regulatory settlements and pension related liabilities.  Adjusted for after-tax proceeds from Putnam sale.
(2) Pro forma shares repurchased in Q4/06.  Enterprise value includes securitization and pension and related liabilities.
(3) Market capitalization net of shares repurchased in Q4/06.
(4) Enterprise value includes future contingency payments.
(5) Pro forma January 2007 acquisitions.  Enterprise value includes earnouts payable and off-balance sheet commitments.
(6) Enterprise value includes litigation related liabilities.
(7) Estimates from I/B/E/S.
(8) Based on company information, estimates from management projections, adjusted for acquisitions.
07/08 Net Debt/
Share Market EBITDA Margins EPS 2007E
(US$ millions, except share price)
Price Cap. EV 2007E 2008E 2007E 2008E 2007E 2008E Growth EBITDA
22-Feb-07
Marsh & McLennan Companies
(1)
$29.98 $16,549 $18,431 9.4x 8.9x 17.0x 14.6x 17.0% 17.6% 17.0% 1.0x
Aon Corp.
(2)
$38.66 $12,217 $16,989 10.3x 9.5x 14.5x 12.7x 17.8% 18.5% 14.1% 2.9x
Willis Group Holdings
(3)
$40.22 $6,203 $6,740 9.7x 8.9x 14.9x 13.0x 26.6% 27.4% 14.8% 0.7x
Brown & Brown
(4)
$28.33 $3,992 $4,319 11.1x 9.8x 19.4x 17.7x 39.5% 40.9% 9.6% 0.8x
Arthur J Gallagher & Co. (5)
$29.06 $2,908 $2,799 10.1x 9.2x 16.0x 15.8x 16.5% 17.8% 1.0% (0.4x)
Hilb Rogal & Hobbs Co.
(6)
$46.40 $1,708 $1,815 8.6x 8.1x 17.6x 16.7x 26.5% 26.0% 5.7% 0.5x
Average 9.9x 9.1x 16.6x 15.1x 24.0% 24.7% 10.4% 0.9x
Hub International
(7)
$34.20 $1,452 $1,565 8.7x n.a. 17.7x n.a. 27.7% n.a. n.a. 0.6x
Hub International (at offer price)
(8)
$40.00 $1,698 $1,811 10.4x 9.8x 21.7x 20.4x 28.7% 29.5% 6.3% 0.7x
EV / EBITDA Price/Earnings

Selected Precedent Transactions Analysis
•
Precedent transactions analysis is based upon the multiples implied by prior transactions in the North American insurance broker sector
Prior transactions by Hub were also reviewed
•
Scotia Capital reviewed certain public information regarding industry transactions and considered a range of multiples that are appropriate for assessing Hub
Such multiples implicitly reflect a premium for control
•
In identifying appropriate transactions, Scotia Capital considered, among other things, size, nature of the business model, margins and recent and future growth prospects
Scotia Capital is of the view that there are relatively few truly meaningful and recent comparable transactions based on the aforementioned criteria
We have nonetheless observed transaction multiples of approximately 10.0x – 11.0x LTM EBITDA
Financial Analysis

Selected Precedent Transactions Analysis
(1) LTM financial results adjusted for one-time charges and pro forma acquisitions made during the LTM period. Forward for year-end 2007. 1-day prior premium based on October 24,
2006 share price when USIH announced formation of special committee. Includes mid-point of estimated contingent payments.
(2) LTM financials 2006E. Transaction value includes preferred shares.
(3) Consortium included Actis Capital, Caisse de Depot et Placement and Ontario Teachers Pension Plan. Financials shown in US$. Premiums to prices prior to June 7, 2006, date on which the company announced sale process.
(4) Transaction value and multiples from street research.
(5) Financials from company press release and street research. Forward for year-end 2002.
(6) Forward multiples based on 2001 estimates from street research. Premium to 1-day prior share price though review of strategic alternative announced November 2000.
(7) C$, forward for year-end 2000.
(8) Transaction value from press release. Financials are historical from Willis Group Holdings initial public offering documents, June, 2001. Premium based on ADR.
(9) Transaction value includes restricted share units. Multiples based on financials from Management projections adjusted for acquisitions. Premiums to January 25, 2007.
Source: Company reports, Bloomberg, Capital IQ, estimates from street research
There are relatively few public acquisitions of comparable size to Hub’s transaction
Financial Analysis
(US$, millions unless otherwise noted)
Date Target Acquiror
Enterprise
Value
LTM
Revenue
Forward
Revenue
LTM
EBITDA
Forward
EBITDA
LTM
EPS
Forward
EPS
1-Day
Prior
20-Days
Prior
Jan-07
(1)
USI Holdings Corp GS Capital Partners $1,347.0 2.4x 2.1x 10.4x 9.6x 31.7x 13.2x 15.0% 23.7%
Nov-06 (2) Clark, Inc. AEGON $596.7 2.1x 2.0x 10.4x 9.2x 33.1x 21.3x 32.4% 45.2%
Oct-06
(3)
Alexander Forbes Ltd. Consortium $884.9 1.2x 1.3x 7.3x n.a. 15.0x 11.7x 15.9% 4.8%
Feb-05 (4) Hull & Co, Inc. Brown & Brown Inc. $175.0 2.8x n.a. 7.9x n.a. 15.3x n.a. n.a. n.a.
Sep-04 Summit Global Partners USI Holdings Corp. $123.9 0.9x n.a. n.a. n.a. n.a. n.a. n.a. n.a.
May-02
(5)
Hobbs Group, LLC Hilb, Rogal & Hamilton $274.0 2.9x 2.5x 11.2x 7.8x n.a. n.a. n.a. n.a.
Apr-01 (6) EW Blanch Holdings Benfield Group Ltd. $179.4 n.a. 0.9x n.a. n.a. n.a. 13.5x 68.3% 45.9%
Aug-00
(7)
Equisure Financial Network ING Groep NV C$172.1 2.2x 2.2x 16.0x 9.9x 31.5x 32.1x 42.9% 45.8%
Jul-98
(8)
Willis Corroon Group plc KKR $1,416.4 1.2x 1.1x 7.4x 9.3x n.a. n.a. 12.0% 29.6%
Average 2.0x 1.7x 10.1x 9.2x 25.3x 18.3x 31.1% 32.5%
Average (excl. min/max) 2.0x 1.7x 9.5x 9.4x 26.2x 16.0x 26.5% 36.1%
Jan-07
(9)
Hub International Apax Partners $1,811.2 3.1x 3.0x 11.3x 10.4x 23.6x 21.7x 21.6% 28.7%
Price Transaction Value Bid Premium

USI Holdings Implied Valuation
•
On January 16, 2007, Goldman Sachs Capital Partners announced a bid for USI Holdings
•
USI Holdings had previously announced expressions of interest from potential bidders in
October 2006
•
USI Holdings represents the most comparable precedent transaction
USI Holdings is a mid-market brokerage
Private equity buyer
(1) 2006E Pro forma run-rate EBITDA and EPS from acquisitions.
(2) 2007E EBITDA management projections, adjusted for 2007E related acquisitions.
Source: Management projections.
The Sponsors’ offer implies a premium to the multiple paid by Goldman Sachs to acquire
USI Holdings
Financial Analysis
(US$, millions)
2006E 2007E
EBITDA $160.7 $173.4
USI Holdings Multiple 10.4x 9.6x
Enterprise Value $1,674.6 $1,666.3
Less: Debt ($144.6) ($144.6)
Less: Contingent Payments (2) ($83.3) ($83.3)
Add: Cash $99.2 $99.2
Add: Cash from options $15.7 $15.7
Equity Value $1,561.6 $1,553.3
FD Shares Outstanding 42.5 42.5
Equity Value Per Share $36.78 $36.59
Implied Hub Equity Value
(1)
(2)

DCF Analysis
•
The DCF approach takes into account the amount, timing and relative certainty of projected cash flows
•
The analysis involves several steps:
Developing a long-term forecast of the unlevered free cash flows (“UFCF”) of the business;
Calculating a terminal value to capture value beyond the forecast period; and
Discounting the cash flows and terminal value at the weighted average cost of capital (“WACC”) to arrive at an enterprise value in current dollars at December 31, 2006
•
In developing its 15-year forecast for the fiscal period going from December 31, 2006 to
2021, Scotia Capital based its analysis on information and forecasts provided by Hub management
2007 Budget and Summary Management Projections (2007-2011)
Actual results for year ending December 31, 2006
Hub business plans
Other internal documents and spreadsheets
•
In addition to this, we discussed with senior management of Hub the Company’s business model, its strategic plan and prospects for each business segment
•
Projections were also developed through discussions on key assumptions with management and vetted for reasonableness
Insurance sector pricing trends
Continued strategy for acquisitions of hub brokerages and fold-in brokerages
Financial Analysis

DCF Analysis – Segmented Business Model
•
For the purpose of our analysis, UFCFs are defined as after-tax operating cash flows adjusted for working capital requirements, capital expenditures and future acquisition costs
After-tax operating cash flows exclude all interest payments and assume a long-term corporate tax rate of 37.5%
•
Forecasts of sales and earnings before interest, taxes, depreciation and amortization
(“EBITDA”) were modeled for each individual hub based on the following drivers:
Commissions & Fees revenue growth rates by product line
Contingent Commissions, Interest Income and Other Income grown as per management forecast
Expense margins grown as a percentage of total revenue and in line with management projections
Future acquisitions as per management forecast
•
Other key considerations included:
Review of Hub’s competitive positioning within each of its segments
Pool of potential acquisition/consolidation targets
Financial Analysis

DCF Analysis – Consolidated Business Model
•
Consolidated forecasts were obtained by combining results from each hub and adjusting for corporate expenses
•
Additional considerations included:
Potential outcome of class action litigation concerning contingent commissions
Related party transactions with Fairfax
•
From the information gathered during our due diligence process, neither of the additional considerations necessitated adjustments to value
Financial Analysis

Revenue (US$ millions)

EBITDA (US$ millions)
EBITDA Margin (%)

Scotia Capital™

Summary of Projections
Total Revenue
(2007E – 2021E)
Total EBITDA
(2007E – 2021E)
Financial Analysis
$605
$626
$648
$672
$698
$726
$757
$791
$827
$866
$907
$951
$997
$1,047
$1,099
$54
$111
$169
$230
$293
$358
$426
$487
$544
$597
$645
$690
$730
$765
$796
$660
$737
$817
$902
$990
$1,084
$1,183
$1,278
$1,371
$1,462
$1,552
$1,641
$1,727
$1,812
$1,895
$0
$400
$800
$1,200
$1,600
$2,000
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Acquisition
Organic
$176
$186
$195
$205
$217
$230
$244
$257
$272
$285
$300
$315
$332
$350
$368 $16
$33
$51
$70
$91
$113
$137
$158
$179
$197
$214
$229
$243
$256
$267
$192
$218
$246
$276
$308
$343
$381
$416
$450
$482
$514
$544
$575
$605
$635
29.1%
29.7%
30.1%
30.6%
31.1%
31.6%
32.2%
32.5%
32.9%
33.0%
33.1%
33.2%
33.3%
33.4%
33.5%
$0
$200
$400
$600
$800
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
26%
27%
28%
29%
30%
31%
32%
33%
34%
Acquisition
Organic
EBITDA Margin

Acquisitions (US$ millions)

Unlevered Free Cash Flow (US$ millions)

Scotia Capital™

Summary of Projections
Unlevered Free Cash Flow
(2007E – 2021E)
Cost of Acquisitions
(2007E – 2021E)
Financial Analysis
$71
$88
$89
$91
$92
$94
$95
$81
$73
$63
$53
$41
$28
$15
$0
$0
$30
$60
$90
$120
$150
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
-$10
$17 $17
$50
$68
$89
$108
$136
$162
$192
$219
$246
$272
$297
$323
($50)
$50
$150
$250
$350
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E

Key DCF Assumptions – Revenue
•
The revenue forecast is segmented into revenue generated by the existing organic business, and augmented by revenue generated by future acquisitions
Forecasts for organic and acquired revenue from management projections
•
Organic revenue is segmented into four main revenue drivers calculated on a hub-by-hub basis: Commission and Fees income, Contingent Profit Sharing, Interest Income and Other
Income
Commission and Fees income is further broken down by major business line
Financial Analysis
Consolidated Revenue Forecast 2006A 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Organic Revenue
Commissions & Fees
Personal Lines $94.8 $104.0 $108.1 $112.4 $116.8 $121.4 $126.2 $131.2 $136.4 $141.9 $147.4 $153.2 $159.3 $165.6 $172.1 $179.0
Commercial Lines $256.9 $289.3 $301.0 $313.1 $325.8 $339.0 $352.7 $367.1 $382.0 $397.6 $413.9 $430.9 $448.6 $467.1 $486.5 $506.6
Wholesale $67.6 $72.9 $74.2 $75.6 $76.9 $78.3 $79.7 $81.2 $82.7 $84.2 $85.8 $87.4 $89.0 $90.6 $92.3 $94.1
Life/Grp/Investment Products $69.0 $76.0 $79.1 $82.4 $85.9 $89.5 $93.2 $97.2 $101.3 $105.5 $110.0 $114.7 $119.5 $124.6 $130.0 $135.5
Financial Institutions $9.4 $11.3 $11.7 $12.0 $12.4 $12.7 $13.1 $13.5 $13.9 $14.3 $14.8 $15.2 $15.7 $16.1 $16.6 $17.1
ICBC $21.6 $23.0 $23.9 $24.9 $25.9 $26.9 $28.0 $29.1 $30.3 $31.5 $32.8 $34.1 $35.4 $36.8 $38.3 $39.8
Reinsurance $7.1 $7.1 $7.4 $7.7 $8.0 $8.3 $8.6 $9.0 $9.3 $9.7 $10.1 $10.5 $10.9 $11.4 $11.8 $12.3
Sub-Broker Commission Expense ($43.1) ($46.7) ($48.5) ($50.3) ($52.2) ($54.2) ($56.3) ($58.4) ($60.6) ($63.0) ($65.4) ($67.9) ($70.5) ($73.2) ($76.0) ($78.9)
Total Commissions & Fees $483.2 $537.0 $556.9 $577.7 $599.4 $621.9 $645.4 $669.9 $695.3 $721.9 $749.4 $778.1 $808.0 $839.2 $871.6 $905.5
YOY Growth - % n.a. 11.1% 3.7% 3.7% 3.7% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.9% 3.9% 3.9%
Contingent Profit Sharing/Volume Overrides $44.7 $47.0 $48.2 $48.2 $48.2 $48.2 $48.7 $50.5 $52.5 $54.6 $56.7 $59.0 $61.4 $63.8 $66.4 $69.0
Interest Income $7.2 $10.6 $9.3 $10.3 $12.0 $14.8 $18.5 $23.1 $28.8 $35.7 $44.0 $53.6 $64.5 $76.8 $90.4 $105.4
Total Other Income $8.5 $10.8 $11.4 $11.8 $12.3 $12.8 $13.3 $13.8 $14.4 $14.9 $15.5 $16.1 $16.8 $17.5 $18.2 $18.9
Total Organic Revenue $543.6 $605.4 $625.8 $648.1 $671.9 $697.7 $725.9 $757.3 $791.0 $827.1 $865.7 $906.8 $950.7 $997.2 $1,046.6 $1,098.8
YOY Growth - % n.a. 11.4% 3.4% 3.6% 3.7% 3.8% 4.0% 4.3% 4.4% 4.6% 4.7% 4.8% 4.8% 4.9% 4.9% 5.0%
New Acquired Revenue $0.0 $54.4 $54.2 $54.0 $53.9 $53.8 $53.8 $53.8 $43.8 $37.5 $31.3 $25.0 $18.8 $12.5 $6.3 $0.0
Growth in Acquired Revenue $0.0 $0.0 $56.5 $115.1 $175.9 $238.9 $304.3 $372.3 $443.1 $506.3 $565.4 $620.5 $671.2 $717.5 $759.1 $795.9
Total Acquired Revenue $0.0 $54.4 $110.7 $169.1 $229.7 $292.6 $358.1 $426.1 $486.8 $543.8 $596.7 $645.5 $690.0 $730.0 $765.3 $795.9
YOY Growth - % n.a. n.a. 103.6% 52.8% 35.8% 27.4% 22.4% 19.0% 14.3% 11.7% 9.7% 8.2% 6.9% 5.8% 4.8% 4.0%
Total Revenue $543.6 $659.7 $736.5 $817.2 $901.6 $990.3 $1,083.9 $1,183.4 $1,277.8 $1,370.8 $1,462.3 $1,552.3 $1,640.6 $1,727.2 $1,811.9 $1,894.7
YOY Growth - % n.a. 21.4% 11.6% 11.0% 10.3% 9.8% 9.5% 9.2% 8.0% 7.3% 6.7% 6.2% 5.7% 5.3% 4.9% 4.6%

Key DCF Assumptions – Revenue
•
Revenue growth rates are based on management’s forecast, and then adjusted based on discussions held with management
Base case commission and fees revenue growth of 4.0% for all product lines except wholesale, which is grown at 2.0%
All commission and fees growth rates increased by 2.0% in the Pacific and Fortun hubs, and decreased by 1.0% and 2.0% in the Midwest and Ontario hubs respectively
Financial Analysis
Key Revenue Growth Assumptions 2006A 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Organic Revenue Growth
Commissions & Fees
Personal Lines n.a. 9.8% 3.9% 3.9% 3.9% 4.0% 4.0% 4.0% 4.0% 4.0% 3.9% 3.9% 3.9% 4.0% 4.0% 4.0%
Commercial Lines n.a. 12.6% 4.0% 4.0% 4.0% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1%
Wholesale n.a. 7.9% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 1.9% 1.9% 1.9% 1.9% 1.9%
Life/Grp/Investment Products n.a. 10.1% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.3% 4.3% 4.3% 4.3%
Financial Institutions n.a. 20.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
ICBC n.a. 6.4% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
Reinsurance n.a. 0.5% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
Sub-Broker Commission Expense n.a. 8.4% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.9% 3.9%
Total Commissions & Fees n.a. 11.1% 3.7% 3.7% 3.7% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.9% 3.9% 3.9%
YOY Growth - % n.a. 11.1% 3.7% 3.7% 3.7% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.8% 3.9% 3.9% 3.9%
Contingent Profit Sharing/Volume Overrides n.a. 5.1% 2.5% 0.1% (0.0%) (0.1%) 1.1% 3.8% 3.8% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
Interest Income n.a. 47.2% (11.8%) 10.2% 16.3% 23.3% 25.1% 25.2% 24.7% 24.0% 23.1% 21.8% 20.4% 19.0% 17.7% 16.6%
Total Other Income n.a. 27.1% 5.6% 3.5% 4.2% 4.1% 3.9% 3.8% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
Organic Revenue Growth n.a. 11.4% 3.4% 3.6% 3.7% 3.8% 4.0% 4.3% 4.4% 4.6% 4.7% 4.8% 4.8% 4.9% 4.9% 5.0%
Overall Revenue Growth
Total Acquired Revenue Growth n.a. n.a. 103.6% 52.8% 35.8% 27.4% 22.4% 19.0% 14.3% 11.7% 9.7% 8.2% 6.9% 5.8% 4.8% 4.0%
Growth of Previously Acquired Revenue n.a. n.a. 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
Total Revenue Growth n.a. 21.4% 11.6% 11.0% 10.3% 9.8% 9.5% 9.2% 8.0% 7.3% 6.7% 6.2% 5.7% 5.3% 4.9% 4.6%

Key DCF Assumptions – Expenses
•
Organic expenses as per 2007E management budget and grown as a percentage of revenue in line with management forecast
Acquired expense assumptions in line with organic margin forecasts
Financial Analysis
Consolidated Expenses Forecast 2006A 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Organic Expenses
Compensation $295.9 $326.4 $334.4 $344.5 $355.3 $366.8 $378.5 $391.5 $406.3 $422.2 $440.8 $460.5 $482.1 $504.9 $528.8 $554.5
Selling $21.7 $21.7 $21.6 $21.5 $21.3 $20.9 $21.2 $21.5 $22.3 $23.1 $24.1 $25.1 $26.2 $27.5 $28.7 $30.1
Occupancy $25.3 $26.5 $28.0 $29.7 $31.4 $33.3 $34.8 $36.3 $38.0 $39.8 $41.6 $43.6 $45.7 $47.9 $50.1 $52.6
Administration $54.1 $50.3 $51.4 $52.6 $53.9 $55.3 $57.5 $59.7 $62.7 $65.7 $69.0 $72.4 $76.0 $79.7 $83.5 $87.5
Corporate Expenses $0.0 $4.1 $4.9 $4.8 $4.6 $4.5 $4.3 $4.2 $4.4 $4.6 $4.8 $5.0 $5.2 $5.5 $5.8 $6.0
Total Organic Expenses $396.9 $429.0 $440.3 $453.1 $466.5 $480.8 $496.3 $513.3 $533.6 $555.3 $580.3 $606.6 $635.2 $665.3 $697.0 $730.7
Acquired Expenses $0.0 $38.1 $77.0 $117.0 $157.9 $199.8 $242.7 $286.5 $325.7 $362.1 $396.7 $428.2 $457.2 $483.0 $505.5 $524.9
Corporate Expenses $0.0 $0.4 $0.9 $1.2 $1.6 $1.9 $2.1 $2.3 $2.7 $3.0 $3.3 $3.6 $3.8 $4.0 $4.2 $4.4
Total Acquired Expenses $0.0 $38.5 $77.9 $118.2 $159.5 $201.7 $244.8 $288.8 $328.4 $365.1 $400.0 $431.8 $461.0 $487.0 $509.7 $529.3
Total Compensation, Selling & Occupancy $396.9 $467.5 $518.1 $571.3 $626.0 $682.5 $741.0 $802.1 $862.0 $920.4 $980.2 $1,038.3 $1,096.2 $1,152.4 $1,206.6 $1,260.0
Key Expense Margin Assumptions 2006A 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Organic Expenses as a % of Organic Revenue
Compensation 54.4% 53.9% 53.4% 53.2% 52.9% 52.6% 52.1% 51.7% 51.4% 51.0% 50.9% 50.8% 50.7% 50.6% 50.5% 50.5%
Selling 4.0% 3.6% 3.5% 3.3% 3.2% 3.0% 2.9% 2.8% 2.8% 2.8% 2.8% 2.8% 2.8% 2.8% 2.7% 2.7%
Occupancy 4.7% 4.4% 4.5% 4.6% 4.7% 4.8% 4.8% 4.8% 4.8% 4.8% 4.8% 4.8% 4.8% 4.8% 4.8% 4.8%
Administration 9.9% 8.3% 8.2% 8.1% 8.0% 7.9% 7.9% 7.9% 7.9% 7.9% 8.0% 8.0% 8.0% 8.0% 8.0% 8.0%
Corporate Expenses 0.0% 0.7% 0.8% 0.7% 0.7% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6%
Total Organic Expenses 73.0% 70.9% 70.3% 69.9% 69.4% 68.9% 68.4% 67.8% 67.5% 67.1% 67.0% 66.9% 66.8% 66.7% 66.6% 66.5%
Acquired Expenses as a % of Acquired Revenue
Acquired Expenses n.a. 70.2% 69.6% 69.2% 68.7% 68.3% 67.8% 67.2% 66.9% 66.6% 66.5% 66.3% 66.3% 66.2% 66.0% 66.0%
Corporate Expenses n.a. 0.7% 0.8% 0.7% 0.7% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6%
Total Acquired Expenses n.a. 70.9% 70.3% 69.9% 69.4% 68.9% 68.4% 67.8% 67.5% 67.1% 67.0% 66.9% 66.8% 66.7% 66.6% 66.5%
Total Expenses (as a % of Total Revenue) 73.0% 70.9% 70.3% 69.9% 69.4% 68.9% 68.4% 67.8% 67.5% 67.1% 67.0% 66.9% 66.8% 66.7% 66.6% 66.5%

Key DCF Assumptions – Acquisitions
•
Annual acquired revenue in line with management projections
Average revenue per target based on the average revenue of acquisitions in 2006 (adjusted for the high and low of the group)
•
EBITDA margin of acquisitions in line with forecasted organic margins
•
Purchase price as a multiple of EBITDA estimated at 6.0x in 2007, 7.0x from 2008 to 2013, and increasing by 0.22x per year throughout the remainder of the forecast period (8.5x by
2020)
1.5x EBITDA allocated for earnout, which is subsequently paid out over a 3-year period (initial payment occurring in the year of acquisition)
•
All acquisitions and earnout payments are made with cash
Financial Analysis
Acquisition Forecast 2006A 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Acquisitions per Year n.a. 25.2 25.1 25.0 25.0 24.9 24.9 24.9 20.3 17.4 14.5 11.6 8.7 5.8 2.9 0.0
Growth - % of Prior Year Total Revenue n.a. 10.0% 8.2% 7.3% 6.6% 6.0% 5.4% 5.0% 3.7% 2.9% 2.3% 1.7% 1.2% 0.8% 0.4% 0.0%
EBITDA Margin of Acquisitions - % n.a. 29.1% 29.7% 30.1% 30.6% 31.1% 31.6% 32.2% 32.5% 32.9% 33.0% 33.1% 33.2% 33.3% 33.4% 33.5%
Acquired EBITDA n.a. $15.8 $16.1 $16.2 $16.5 $16.7 $17.0 $17.3 $14.2 $12.3 $10.3 $8.3 $6.2 $4.2 $2.1 $0.0
Acquisition EBITDA Multiple n.a. 6.0x 7.0x 7.0x 7.0x 7.0x 7.0x 7.0x 7.2x 7.4x 7.7x 7.9x 8.1x 8.3x 8.5x 8.5x
Earnout Component (EBITDA Multiple) n.a. 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x 1.5x
Initial Outlay for Business (EBITDA Multiple) n.a. 4.5x 5.5x 5.5x 5.5x 5.5x 5.5x 5.5x 5.7x 5.9x 6.2x 6.4x 6.6x 6.8x 7.0x 7.0x
Amortization of Earnout (Annual Payment) n.a. 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.50x 0.75x 0.75x
Cash Outlay for Acquisitions n.a. $71.2 $88.3 $89.4 $90.5 $91.9 $93.5 $95.3 $81.4 $73.2 $63.5 $52.8 $41.1 $28.4 $14.7 $0.0
Earnout (Incl. Prior Years' Earnout) n.a. $7.9 $15.9 $24.1 $24.4 $24.7 $25.1 $25.5 $24.3 $21.9 $18.4 $15.5 $12.4 $9.3 $6.8 $3.6
Annual Cash Outlay for Acquisitions n.a. $79.2 $104.2 $113.4 $114.9 $116.6 $118.6 $120.8 $105.7 $95.1 $81.9 $68.3 $53.5 $37.7 $21.5 $3.6
Earnouts from Pre-Forecast Acquisitions n.a. $42.4 $13.4 $20.7 $4.2 $2.7 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Total Earnout n.a. $50.3 $29.3 $44.8 $28.6 $27.4 $25.1 $25.5 $24.3 $21.9 $18.4 $15.5 $12.4 $9.3 $6.8 $3.6

Revenue (US$ millions)

Revenue (US$ millions)

Scotia Capital™

Revenue Projections
Financial Analysis
Management Revenue Forecast
(2007E – 2011E)
Revised Revenue Forecast
(2007E – 2021E)
$605
$626
$648
$672
$698
$726
$757
$791
$827
$866
$907
$951
$997
$1,047
$1,099
$54
$111
$169
$230
$293
$358
$426
$487
$544
$597
$645
$690
$730
$765
$796
$660
$737
$817
$902
$990
$1,084
$1,183
$1,278
$1,371
$1,462
$1,552
$1,641
$1,727
$1,812
$1,895
$0
$400
$800
$1,200
$1,600
$2,000
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Acquisition
Organic
$603
$625
$650
$676
$705
$55
$111
$169
$229
$292
$658
$737
$819
$905
$997
$0
$300
$600
$900
$1,200
$1,500
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Acquisition
Organic

EBITDA (US$ millions)

EBITDA (US$ millions)

Scotia Capital™

EBITDA Projections
Management EBITDA Forecast
(2007E – 2011E)
Revised EBITDA Forecast
(2007E – 2021E)
Financial Analysis
$176
$186
$195
$205
$217
$230
$244
$257
$272
$285
$300
$315
$332
$350
$368 $16
$33
$51
$70
$91
$113
$137
$158
$179
$197
$214
$229
$243
$256
$267
$192
$218
$246
$276
$308
$343
$381
$635
$605
$575
$544
$514
$482
$450
$416
$0
$200
$400
$600
$800
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Acquisition
Organic
$173
$184
$195
$206
$218
$16
$33
$51
$70
$91
$189
$217
$246
$276
$309
$0
$100
$200
$300
$400
$500
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Acquisition
Organic

Unlevered Free Cash Flows – Standalone
Financial Analysis
(US$ millions) 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Unlevered Free Cash Flow 21.4% 11.6% 11.0% 10.3% 9.8% 9.5% 9.2% 8.0% 7.3% 6.7% 6.2% 5.7% 5.3% 4.9% 4.6%
Organic Revenue (0% Dis-Synergies) $605.4 $625.8 $648.1 $671.9 $697.7 $725.9 $757.3 $791.0 $827.1 $865.7 $906.8 $950.7 $997.2 $1,046.6 $1,098.8
Acquisition Revenue $54.4 $110.7 $169.1 $229.7 $292.6 $358.1 $426.1 $486.8 $543.8 $596.7 $645.5 $690.0 $730.0 $765.3 $795.9
Total Revenue $659.7 $736.5 $817.2 $901.6 $990.3 $1,083.9 $1,183.4 $1,277.8 $1,370.8 $1,462.3 $1,552.3 $1,640.6 $1,727.2 $1,811.9 $1,894.7
Organic EBITDA $176.3 $185.6 $195.0 $205.4 $216.8 $229.6 $244.0 $257.4 $271.8 $285.4 $300.2 $315.5 $331.9 $349.6 $368.1
Acquisition EBITDA $15.8 $32.8 $50.9 $70.2 $91.0 $113.3 $137.3 $158.4 $178.7 $196.7 $213.7 $228.9 $243.0 $255.7 $266.6
EBITDA $192.2 $218.4 $245.9 $275.6 $307.8 $342.9 $381.3 $415.8 $450.5 $482.1 $514.0 $544.4 $574.9 $605.3 $634.7
Margin -% 29.1% 29.7% 30.1% 30.6% 31.1% 31.6% 32.2% 32.5% 32.9% 33.0% 33.1% 33.2% 33.3% 33.4% 33.5%
Add: SG&A Synergies (0%) $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Add: Corporate Synergies (0%) $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Less: Interest Income from Cash ($4.4) ($3.3) ($3.5) ($4.4) ($6.4) ($9.3) ($13.1) ($17.9) ($24.0) ($31.4) ($40.2) ($50.4) ($61.9) ($74.7) ($89.0)
Adjusted EBITDA $187.8 $215.1 $242.4 $271.2 $301.4 $333.6 $368.2 $397.9 $426.5 $450.7 $473.7 $494.0 $513.0 $530.6 $545.7
Margin -% 28.5% 29.2% 29.7% 30.1% 30.4% 30.8% 31.1% 31.1% 31.1% 30.8% 30.5% 30.1% 29.7% 29.3% 28.8%
Less: Depreciation and Amortization ($40.3) ($44.0) ($47.8) ($52.0) ($56.2) ($63.0) ($68.8) ($65.0) ($67.9) ($71.0) ($73.8) ($76.3) ($78.2) ($79.6) ($80.5)
EBIT $147.5 $171.0 $194.6 $219.2 $245.1 $270.6 $299.4 $333.0 $358.6 $379.7 $399.9 $417.8 $434.8 $450.9 $465.3
Income Tax Rate 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5%
Less: Taxes ($55.3) ($64.1) ($73.0) ($82.2) ($91.9) ($101.5) ($112.3) ($124.9) ($134.5) ($142.4) ($150.0) ($156.7) ($163.0) ($169.1) ($174.5)
Unlevered Net Income $92.2 $106.9 $121.6 $137.0 $153.2 $169.1 $187.1 $208.1 $224.1 $237.3 $249.9 $261.1 $271.7 $281.8 $290.8
Less: Capital Expenditures ($14.7) ($15.6) ($16.4) ($18.0) ($19.9) ($21.7) ($23.9) ($26.0) ($28.2) ($30.2) ($32.2) ($34.1) ($36.0) ($37.9) ($39.7)
Less: Cost of Acquisitions (Incl. Earnout) ($121.5) ($117.6) ($134.1) ($119.1) ($119.3) ($118.6) ($120.8) ($105.7) ($95.1) ($81.9) ($68.3) ($53.5) ($37.7) ($21.5) ($3.6)
Less: Investment in Working Capital ($5.9) ($0.7) ($1.4) ($2.0) ($2.2) ($2.7) ($3.2) ($5.8) ($6.2) ($4.1) ($4.7) ($3.9) ($4.3) ($4.7) ($4.4)
Add: Depreciation and Amortization $40.3 $44.0 $47.8 $52.0 $56.2 $63.0 $68.8 $65.0 $67.9 $71.0 $73.8 $76.3 $78.2 $79.6 $80.5
Unlevered Free Cash Flow ($9.7) $17.0 $17.5 $49.8 $68.1 $89.1 $108.1 $135.5 $162.5 $192.1 $218.7 $245.9 $271.9 $297.4 $323.5
Growth - % n.a. nmf 2.9% 184.8% 36.7% 30.8% 21.3% 25.4% 19.9% 18.2% 13.8% 12.5% 10.6% 9.4% 8.8%

DCF Analysis – Terminal Value
•
Hub’s terminal value was modeled using the:
Capitalization of “steady-state” cash flows into perpetuity using a constant revenue growth rate
Multiple of EBITDA (as a check for reasonableness for the above)
•
Certain “normalizing” adjustments were made in the terminal year
Capital expenditures maintained as a percentage of EBITDA in line with 2021E forecast
Tax depreciation assumed to be equal to the amount of capital expenditures (net of acquisitions)
No acquisitions estimated in the terminal period
37.5% tax rate consistent with historical
Working capital consistent with 2021E as a percentage of total revenue
•
The capitalized free cash flow growth rate approach assumed revenue growth of 3.5% in perpetuity
Consistent with forecast organic growth as per management forecast
•
The multiple of EBITDA approach assumed a range of 7.5x – 8.5x
Financial Analysis

DCF Analysis – WACC
•
The WACC was determined in reference to an optimal capital structure based upon risk/volatility parameters and our review of the capital structure of other similar corporate entities
•
Cash flows were discounted between 10.5% and 11.5%, based on the following:
(1) 10-year U.S. Treasury as of February 9, 2007.
(2) Based on sales weighted average of U.S. and Canadian equity risk premiums (7.1% and 5.3% respectively).
(3) Re-levered beta calculated from unlevered betas of comparable North American insurance brokers.
(4) Based on Ibbotson Low Cap 6th decile size premium.
(5) Estimate based on spread of comparable North American insurance brokers with public debt.
(6) Based on comparable North American insurance brokers.
WACC Range
Low High
Cost of Equity
Risk-Free Rate (1) 4.8% 4.8%
Risk Premium (2) 6.7% 6.7%
Re-Levered Beta (3) 0.90 1.00
Size Premium (4)
1.7% 1.7%
Cost of Equity 12.5% 13.2%
Cost of Debt
Risk-Free Rate 4.8% 4.8%
Spread Over Risk-Free Bonds (5)
1.5% 2.0%
Long-Term Income Tax Rate 37.5% 37.5%
Cost of Debt (After-Tax) 3.9% 4.2%
Weighted Average Cost of Capital
Equity Weighting 75.0% 85.0%
Cost of Equity 12.5% 13.2%
Debt Weighting (6) 25.0% 15.0%
Cost of Debt (After-Tax) 3.9% 4.2%
Calculated Weighted Average Cost of Capital 10.4% 11.8%
Selected Weighted Average Cost of Capital 10.5% 11.5%
Financial Analysis

DCF Analysis – Implied Value
(1) Includes $144.6 million of debt, $99.2 million of cash, and $15.7 million from the exercise of in-the-money options.
(2) Including in-the-money outstanding options and restricted share units.
(3) As at February 22, 2007.
The DCF analysis indicates an equity value per share for Hub of $34.37 to $41.67
Financial Analysis
US$ millions, except per share data Low High
Selected weighted average cost of capital 11.5% 10.5%
Present value of unlevered free cash flows $695.2 $760.6
Terminal Value Methodology: Capitalization of UFCF
Unlevered free cash flow - selected terminal growth rate 3.5% 3.5%
Present value of terminal value $793.5 $1,038.1
Enterprise Value $1,488.8 $1,798.8
Percentage of enterprise value from terminal period 53.3% 57.7%
Capitalization
Net Debt
(1)
($29.7) ($29.7)
Implied Equity $1,459.1 $1,769.1
Shares Outstanding - FD
(2)
42.5 42.5
Implied Equity Value per Share $34.37 $41.67
Current Share Price
(3)
$34.20 $34.20
Premium Over Current Share Price - % 0.5% 21.8%

Synergies Analysis
•
We understand that the Sponsors intend to operate Hub as a “standalone” entity
The Sponsors have no intentions on merging Hub with any other portfolio company
•
It is possible that potential synergies exist with other potential strategic buyers
•
Estimated synergies include 25% of selling expenses and 50% of administration expenses
•
Other potential revenue or “best practices” synergies may be realizable in the future, although difficult to quantify and risk assess at this time
•
We have estimated that a purchaser would pay for half the synergies ($16 million of
2007E pre-tax savings included in the forecast)
Financial Analysis
2007E
Annual
Savings
Present Value
10.5% 11.5%
Public Company Costs $2.1 $20.1 $18.4
Selling, General & Administrative $32.5 $423.2
$371.4
Net Present Value $443.3 $389.7
Less: One-time costs ($32.5) ($32.5)
Net Present Value of Synergies (100%) $410.8 $357.3

Synergies Analysis - Contingent Commissions
•
As Hub generates a significant level of contingent commission revenue, it is possible that certain strategic buyers may suffer dis-synergies in effecting an acquisition of Hub
In 2004/2005, in response to actions commenced by the New York State Attorney General and the Superintendent of the New York State Insurance Department, Marsh & McLennan Cos., Aon
Corp., Willis Group Holdings, and Arthur J. Gallagher & Co., agreed to forego contingent commissions
Furthermore, a number of insurance carriers, including St. Paul Travelers, Zurich Financial,
Chubb Corp., and Metropolitan Life have agreed to no longer pay some or all contingent fees
•
Recent initiatives by those in the industry directly affected by the loss of contingent commissions may have created a solution to partially replace the losses of contingent commission revenue
Industry participants, including Chubb and St. Paul Travelers have effectively developed a “fixed commission” structure tied to producer performance, which is similar in nature to contingent commissions, and has received the approval of the New York State Attorney General
According to a recent Chubb agreement, a fixed commission paid to a producer, set prior to the sale of a particular insurance product, and that may be based on, among other things, the prior year's performance of the producer'' is not considered contingent compensation and thus is permitted
•
Notwithstanding the foregoing, the remaining uncertainty around contingent commissions may suggest the most logical strategic buyers (Marsh & McLennan Cos.,
Aon Corp., Willis Group Holdings, and Arthur J. Gallagher & Co.,) may be hesitant to acquire any insurance brokerage that currently earns contingent commission revenue
Financial Analysis

Revenue Dis-Synergies
•
In addition to cost savings, strategic acquirors may face the potential loss of revenue from the departure of brokers and the associated insurance contracts
Contracts often reside with the relationship, not with the Company
•
In our analysis we have assumed that Hub would lose 10% of top-line organic commission revenue
•
The potential enterprise value impact of revenue dis-synergies is $127 million to
$147 million
Financial Analysis
Present Value
Adjustment 10.5% 11.5%
Total Revenue ($53.6)
Total EBITDA ($18.2)
NPV of Dis-Synergies $127.3 $147.2

Unlevered Free Cash Flows –Synergies/Dis-Synergies
Financial Analysis
(US$ millions) 2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
Unlevered Free Cash Flow 11.5% 12.2% 11.5% 10.8% 10.2% 9.8% 9.5% 8.2% 7.4% 6.8% 6.2% 5.8% 5.3% 4.9% 4.6%
Organic Revenue (10% Dis-Synergies) $551.7 $569.2 $588.9 $610.1 $633.1 $658.4 $686.8 $717.3 $750.1 $785.2 $822.7 $862.7 $905.2 $950.4 $998.3
Acquisition Revenue $54.4 $110.7 $169.1 $229.7 $292.6 $358.1 $426.1 $486.8 $543.8 $596.7 $645.5 $690.0 $730.0 $765.3 $795.9
Total Revenue $606.1 $679.9 $758.1 $839.8 $925.8 $1,016.5 $1,112.9 $1,204.2 $1,293.9 $1,381.9 $1,468.2 $1,552.7 $1,635.2 $1,715.7 $1,794.1
Organic EBITDA $158.4 $166.5 $174.8 $183.9 $194.0 $205.3 $218.2 $230.1 $242.9 $255.1 $268.4 $282.0 $296.9 $312.9 $329.7
Acquisition EBITDA $15.6 $32.4 $50.2 $69.2 $89.6 $111.7 $135.4 $156.2 $176.1 $193.8 $210.6 $225.6 $239.4 $252.0 $262.8
EBITDA $174.0 $198.9 $225.0 $253.1 $283.6 $317.0 $353.6 $386.3 $419.0 $448.9 $478.9 $507.6 $536.3 $564.9 $592.5
Margin -% 28.7% 29.3% 29.7% 30.1% 30.6% 31.2% 31.8% 32.1% 32.4% 32.5% 32.6% 32.7% 32.8% 32.9% 33.0%
Add: SG&A Synergies (50%) $16.2 $15.5 $17.1 $18.7 $20.4 $22.1 $24.1 $26.2 $28.4 $30.6 $32.7 $34.8 $36.8 $38.8 $40.6
Add: Corporate Synergies (100%) $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1 $2.1
Less: Interest Income from Cash ($4.4) ($2.8) ($2.6) ($3.1) ($4.6) ($6.9) ($10.1) ($14.4) ($19.8) ($26.5) ($34.6) ($43.9) ($54.5) ($66.4) ($79.7)
Adjusted EBITDA $187.9 $213.7 $241.6 $270.9 $301.6 $334.3 $369.7 $400.2 $429.8 $455.0 $479.2 $500.7 $520.7 $539.3 $555.5
Margin -% 31.0% 31.4% 31.9% 32.3% 32.6% 32.9% 33.2% 33.2% 33.2% 32.9% 32.6% 32.2% 31.8% 31.4% 31.0%
Less: Depreciation and Amortization ($40.0) ($43.3) ($46.7) ($50.6) ($54.5) ($61.1) ($66.6) ($62.8) ($65.6) ($68.6) ($71.4) ($73.7) ($75.5) ($76.8) ($77.5)
EBIT $147.9 $170.3 $194.8 $220.3 $247.1 $273.2 $303.1 $337.4 $364.1 $386.4 $407.9 $427.0 $445.2 $462.5 $478.0
Income Tax Rate 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5% 37.5%
Less: Taxes ($55.5) ($63.9) ($73.1) ($82.6) ($92.6) ($102.5) ($113.7) ($126.5) ($136.5) ($144.9) ($152.9) ($160.1) ($167.0) ($173.4) ($179.2)
Unlevered Net Income $92.4 $106.5 $121.8 $137.7 $154.4 $170.8 $189.4 $210.9 $227.6 $241.5 $254.9 $266.9 $278.3 $289.1 $298.7
Less: Capital Expenditures ($13.3) ($14.2) ($15.0) ($16.6) ($18.3) ($20.1) ($22.1) ($24.2) ($26.2) ($28.1) ($30.0) ($31.8) ($33.6) ($35.3) ($37.1)
Less: Cost of Acquisitions (Incl. Earnout) ($120.4) ($116.2) ($132.6) ($117.5) ($117.6) ($116.9) ($119.1) ($104.2) ($93.8) ($80.7) ($67.3) ($52.7) ($37.1) ($21.1) ($3.6)
Less: Investment in Working Capital ($2.5) ($0.6) ($1.0) ($1.5) ($1.7) ($2.2) ($2.7) ($5.1) ($5.5) ($3.5) ($4.1) ($3.4) ($3.8) ($4.2) ($4.0)
Add: Depreciation and Amortization $40.0 $43.3 $46.7 $50.6 $54.5 $61.1 $66.6 $62.8 $65.6 $68.6 $71.4 $73.7 $75.5 $76.8 $77.5
Unlevered Free Cash Flow ($3.8) $18.8 $20.0 $52.7 $71.3 $92.6 $112.1 $140.2 $167.7 $197.8 $225.0 $252.7 $279.2 $305.1 $331.6
Growth - % n.a. nmf 6.1% 163.8% 35.4% 29.9% 21.1% 25.1% 19.6% 18.0% 13.7% 12.3% 10.5% 9.3% 8.7%

DCF Analysis – Implied Value
The DCF analysis indicates an equity value per share for Hub of $35.57 to $43.07
Financial Analysis
(1) Includes $144.6 million of debt, $99.2 million of cash, and $15.7 million from the exercise of in-the-money options.
(2) Including in-the-money outstanding options and restricted share units.
(3) As at February 22, 2007.
US$ millions, except per share data Low High
Selected weighted average cost of capital 11.5% 10.5%
Present value of unlevered free cash flows $725.9 $793.4
Terminal Value Methodology: Capitalization of UFCF
Unlevered free cash flow - selected terminal growth rate 3.5% 3.5%
Present value of terminal value $814.0 $1,064.9
Enterprise Value $1,539.9 $1,858.3
Percentage of enterprise value from terminal period 52.9% 57.3%
Capitalization
Net Debt
(1)
($29.7) ($29.7)
Implied Equity $1,510.2 $1,828.6
Shares Outstanding - FD
(2)
42.5 42.5
Implied Equity Value per Share $35.57 $43.07
Current Share Price
(3)
$34.20 $34.20
Premium Over Current Share Price - % 4.0% 25.9%

Terminal Growth Rate		

Terminal Multiple		

Trans-action Multiple[2]		

EBITDA Margin +/- 1%		

Scotia Capital™

DCF Analysis – Sensitivity Analysis
(1) Assumes WACC of 11.0% and terminal growth rate of 3.5%.
(2) Represents initial EBITDA multiple paid for acquisitions from 2008 to 2013. EBITDA multiple in 2007 1.0x less than base case, and constant annual multiple increase of from base case of 0.22x from 2014 to 2021.
Financial Analysis
Revenue Growth +/- 1%
$37.76 (3.0%) (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0%
-2.0% $19.91 $24.12 $28.84 $34.15 $40.11 $46.79 $54.30
-1.0% $21.25 $25.60 $30.47 $35.95 $42.10 $49.01 $56.76
0.0% $22.59 $27.07 $32.11 $37.76 $44.10 $51.22 $59.21
1.0% $23.93 $28.55 $33.74 $39.56 $46.09 $53.43 $61.67
2.0% $25.27 $30.03 $35.37 $41.36 $48.09 $55.65 $64.13
Valuation
Implied Share Price (US$)
WACC
$37.76 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5%
3.00% $49.00 $44.13 $39.95 $36.35 $33.20 $30.44 $28.01
3.25% $50.27 $45.15 $40.78 $37.03 $33.77 $30.92 $28.41
3.50% $51.64 $46.24 $41.67 $37.76 $34.37 $31.42 $28.83
3.75% $53.12 $47.43 $42.63 $38.53 $35.01 $31.95 $29.27
4.00% $54.74 $48.71 $43.65 $39.37 $35.69 $32.51 $29.74
WACC
$45.98 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5%
7.0x $42.00 $39.60 $37.34 $35.23 $33.26 $31.41 $29.67
7.5x $43.65 $41.13 $38.78 $36.58 $34.51 $32.58 $30.77
8.0x $45.30 $42.67 $40.22 $37.92 $35.77 $33.76 $31.87
8.5x $46.95 $44.21 $41.66 $39.26 $37.03 $34.93 $32.97
9.0x $48.59 $45.75 $43.09 $40.61 $38.28 $36.10 $34.07
Operational
(1)
Implied Share Price (US$)
% of Planned Acquisition Revenue (Per Year)
$37.76 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 175.0%
6.0x $32.49 $34.83 $37.17 $39.53 $41.89 $44.27 $46.65
6.5x $32.27 $34.38 $36.51 $38.64 $40.78 $42.93 $45.06
7.0x $32.05 $33.94 $35.85 $37.76 $39.67 $41.58 $43.43
7.5x $31.83 $33.50 $35.18 $36.87 $38.56 $40.20 $41.79
8.0x $31.61 $33.06 $34.52 $35.99 $37.44 $38.81 $40.13

Trading History
Research Analyst
Price Targets
Comparable
Companies
Precedent
Transactions
Discounted
Cash
Flow
Discounted Cash
incl. Synergies
52-week Analyst EV/2007E EV/2006PF WACC: 10.5% - 11.5% WACC: 10.5% - 11.5%
High/Low 1-Year Price EBITDA EBITDA: TGR: 3.5% TGR: 3.5%
8.0x - 10.0x 10.0x - 11.0x
Implied EV/ Implied EV/
2007E 2006PF 2006PF EBITDA: 2006PF EBITDA:
EBITDA EBITDA 9.3x-11.2x 9.5x-11.5x
$173.4 million $160.7 million
$34.00
$30.01
$35.19
$34.37
$35.57
$24.80
$34.20
$36.00
$38.18
$38.98
$41.67
$43.07
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
Current Share Price: $34.20
Offer Price: $40.00
Summary of Methodologies
(3) (2)
(1)
Financial Analysis
(1) Price as at February 22, 2007.
(2) 2007E EBITDA management projections, adjusted for 2007E related acquisitions.
(3) Pro forma 2006 acquisitions per management presentation.
(3) (3)

Fairness Considerations

Key Factors
• Voting agreement with Fairfax demonstrate arm’s length negotiation of value
Voting Agreement
• Public Shareholders are expecting procedural fairness and some degree of comfort that other potential bidders have not been unreasonably excluded
• “Go-shop” clause may provide a credible market test
Length of period and break fee appear to be consistent with precedents
Procedural Fairness
• We understand that current senior management intend to sell 50% of their equity interest in Hub and roll-over the remainder as part of the proposed transaction
Related-Party
Transactions
•
We understand that Apax approached
Hub’s CEO in early January and expressed an initial interest in acquiring Hub, suggesting a 20% premium to market (approx $37.67 per share)
•
After Hub deemed the initial offer inadequate, Apax, now in partnership with Morgan Stanley, tabled a second offer of $40.00 per share
•
The management of Hub has indicated their support for the revised proposal
•
The special committee has negotiated terms with the Sponsors including a
“Go-shop”
provision
upon public announcement of the transaction
Considerations
Process Leading to Apax
Offer
Key Factors
•
In assessing the fairness of the consideration offered to Public Shareholders, from a financial point of view, Scotia Capital has considered the following factors:
Fairness Considerations

Observations
•
After reviewing the key factors, Scotia Capital observed the following:
The offer price reflects a significant premium over the recent and historical trading price
The consideration offered is within the assessment range
The implied transaction multiples are in line with precedent transaction multiples
The offer provides the Public Shareholders with immediate liquidity
Fairness Considerations

Overview of Hub International Appendix 1

Market Profile
Trading Performance Capitalization and Implied Valuation
(1) Excludes trust cash.
(2) Management projection including contingent payments.
(3) Estimates from I/B/E/S.
Overview of Hub International
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
Feb-04 Aug-04 Feb-05 Aug-05 Feb-06 Aug-06 Feb-07
0
500
1,000
1,500
2,000
2,500
3,000
Volume Price
Jul. 27, 2006
Reports strong Q2 06
results indicating a
38% increase in net
revenue year over year
Dec. 13, 2005
Hub, in partnership with
Wellpoint Health Services,
announces launch of new
healthcare program
May 12, 2006
Announces that it will offe
4,000,000 common share
in a public offering
Oct. 26, 2006
Reports Q3 06 results with
$0.17/sh vs. ($0.01)/sh in
the prior year
Sep. 1, 2005
Announces the fold-
in acquisition of The
Innovators Insurance
Agencies
May 3, 2005
Announces acquisition
of THB Intermediaries
Inc.
Oct. 26, 2005
Reports Q3 05 results
indicating 7% revenue
growth of which 5% is
organic
Jul. 29, 2004
Reports Q2 06 results
demonstrating an 11%
increase in revenues
year over year
(US$, million except share price)
Recent Share Price $34.20
Basic Shares Outstanding 39.5
Add: In-the-Money Options 1.0
Add: Restricted Share Units 2.0
FD Shares Outstanding 42.5
Market Capitalization $1,451.9
Add: Debt (1)
$144.6
Add: Contingent Payments (2) $83.3
Less: Cash ($99.2)
Less: Cash from options ($15.7)
Enterprise Value $1,564.9
Base (3) Multiple
Revenue
2006E $550.1 2.8x
2007E $646.3 2.4x
EV/EBITDA
2006E $147.8 10.6x
2007E $179.2 8.7x
P/E
2006E $1.56 21.9x
2007E $1.94 17.7x

(US$ in millions)

(US$ in millions)
Margin

Scotia Capital™

Financial Results
Revenue
EBITDA
Hub has expanded EBITDA margins while growing revenues organically and via acquisitions
Source: Management presentation.
Overview of Hub International
$56
$73
$87
$114
$147
26%
26%
25%
26%
27%
$0
$40
$80
$120
$160
2002 2003 2004 2005 2006E
16.0%
20.0%
24.0%
28.0%
32.0%
EBITDA EBITDA Margin
$220
$286
$355
$443
$544
$0
$100
$200
$300
$400
$500
$600
2002 2003 2004 2005 2006E

Research Analyst Views
Historical Analyst Views Share Price vs. Target Price
Overview of Hub International
Firm/Date/Analyst
Rating
Target
Price
Premium to
Current
Price Analyst Comments
Wachovia Securities Outperform n.a. n.a.
November 21, 2006
Lara Devieux
Keefe, Bruyette & Woods Outperform $36.00 5.3%
December 8, 2006
Dean Evans
Cochran Caronia Waller Outperform $34.00 -0.6%
October 27, 2006
Adam Klauber
TD Newcrest Buy $35.00 2.3%
October 27, 2006
Doug Young
Ferris Baker Watts Buy $36.00 5.3%
October 26, 2006
John B Keefe
Average $35.25 3.1%
"We continue to believe that over time, if HBG can achieve its 4-5% organic growth target, supplement this with acquisitions and through gaining scale hit its 50-150bps margin expansion target, the discount at which it trades to its peers should continue to shrink. We believe that HBG is an attractive small cap financial services company."
n.a.
"Our Outperform rating on HBG shares is based on (1) strong revenue and earnings growth prospects, largely driven by acquisitions and margin expansion; and (2) valuation, with the stock trading below the broker peer group average."
n.a.
"The third quarter showed why Hub is the only brokerage stock we are recommending to buy. The key is and will continue to be acquisitions. Management's ability to attract deals in a competitive environment gives us comfort that Hub will produce a materially higher growth rate going forward."
"Revenue growth of 29% for the quarter was 3x to 4x more than growth being produced by other regional brokers."
0%
25%
50%
75%
100%
Feb-06 May-06 Aug-06 Nov-06 Feb-07
$20.00
$25.00
$30.00
$35.00
$40.00
Sell Hold Buy
# of Analysts
3 3 5 5 5 5 5 5 5 5 5 5 4
$20.00
$25.00
$30.00
$35.00
$40.00
Feb-06 May-06 Aug-06 Nov-06 Feb-07
$20.00
$25.00
$30.00
$35.00
$40.00
Price Target Price

0

Feb-04 Aug-04 Feb-05 Aug-05 Feb-06 Aug-06 Feb-07
AJG BRO HRH AOC HBG MMC WSH
-0.3%
58.5%
27.5%
59.1%
118.0%
-32.3%
12.7%
Relative Share Price Performance
Hub has significantly outperformed peers over the past three years
Overview of Hub International
Source: Bloomberg.

Shareholder Profile
Shareholders by Geography
(4)
Top 20 Institutional Shareholders
(1) As a percentage of basic shares outstanding.
(2) Based on SEC filings as at February 14, 2007.
(3) Company information.
(4) As a percentage of float outstanding.
Source: LionShare and company filings.
Note: Value may not add due to rounding.
U.S. institutions comprise the bulk of Hub’s shareholder base
Shareholders by Investing Style
(4)
Overview of Hub International
U.S. Institutions
70%
International
Institutions
3%
Retail &
Unidentified
Institutions
27%
GARP
12%
Value
12%
Growth
48%
Yield
1%
Retail &
Unidentified
Institutions
27%
Institution Shares Held
Percent
Ownership (1)
Country Style
FAIRFAX FINANCIAL HOLDINGS LTD
(2)
10.3 26.2% n.a.
LORD ABBETT & CO. LLC 2.2 5.6% Growth
WASATCH ADVISORS, INC. 2.2 5.5% Growth
ARTISAN PARTNERS LP 1.4 3.5% Growth
T. ROWE PRICE ASSOCIATES, INC. 1.3 3.2% Growth
TRUSCO CAPITAL MANAGEMENT INC. 0.8 2.0% Growth
EAGLE ASSET MANAGEMENT, INC. 0.8 1.9% Value
MUNDER CAPITAL MANAGEMENT 0.7 1.8% Growth
INVESTMENT COUNSELORS OF MARYLAND LLC 0.7 1.7% Growth
TCW ASSET MANAGEMENT CO. 0.6 1.6% GARP
CARDINAL CAPITAL MGMT, L.L.C. 0.6 1.6% Value
PZENA INVESTMENT MANAGEMENT LLC 0.5 1.3% Growth
PUTNAM INVESTMENT MANAGEMENT, INC. 0.5 1.2% GARP
Amber Capital LP 0.4 1.1% GARP
ROYCE & ASSOCIATES LLC 0.4 1.0% Value
ENDEAVOUR CAPITAL ADVISORS, INC. 0.4 1.0% Value
FRIESS ASSOCIATES LLC 0.4 0.9% Growth
KALMAR INVESTMENTS, INC. 0.4 0.9% Growth
F&C ASSET MANAGEMENT PLC. 0.3 0.9% GARP
SILVERCREST ASSET MANAGEMENT GROUP LLC 0.3 0.8% GARP
Top 20 Institutional Total 25.2 63.8%
Other Identified Institutions 4.5 11.3%
Insiders (3) 2.7 6.8%
Retail and Unidentified Institutions 7.2 18.2%
Total Basic Shares Outstanding 39.5 100.0%